Exhibit 99.1

Deloitte Touche Tohmatsu ABN 74 490 121 060 Grosvenor Place 225 George Street Sydney, NSW, 2000 Australia

1 June 2022	Tel: +61 2 9322 7000 www.deloitte.com.au

Anthony Moir
Treasurer

Pepper Money Limited

Level 27, 177 Pacific Highway
North Sydney 2060 NSW
(the "Issuer")

Dear Anthony,

Agreed-Upon Procedures Report in relation to the proposed securitisation of a pool of residential mortgage loans into the Pepper Residential Securities Trust No. 33

Purpose of this Agreed-Upon Procedures Report and Restriction on Use

Our report is solely for the purpose of assisting you, in combination with any other information obtained by you, to assess the loan file data relating to the proposed securitisation transaction of a pool of residential mortgage loans into the Pepper Residential Securities Trust No. 33 (the “Transaction”) and may not be suitable for another purpose. As required by Australian Standard on Related Services ASRS 4400 Agreed-Upon Procedures Engagements, distribution and use of this report is restricted to you. Accordingly, we expressly disclaim and do not accept any responsibility or liability to any party other than you for any consequences of reliance on this report for any purpose.

However, notwithstanding the above, we understand that a copy of this report has been requested by the Commonwealth Bank of Australia, National Australia Bank Limited, Westpac Banking Corporation and Citigroup Global Markets Australia Pty Ltd (the “Underwriters”) for the purpose of assessing the loan file data relating to the Transaction. We agree that a copy of this report may be provided to the Underwriters for their information in connection with this purpose but only on the basis that the Underwriter executes an agreement with us in the form agreed separately between the Underwriters and us which sets out the basis on which we are prepared to grant them access to a copy of this report.

Access to our report will be restricted to you and the Underwriters, and all other parties will be excluded from accessing the report, unless you are required to furnish or post our report in connection with Rules 15Ga-2 and 17g-10 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”). None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognised statistical rating organisation

We understand that you may be asked by the Reserve Bank of Australia (“RBA”) to provide details of any external due diligence performed on the pool to indicate that such details have been verified and are correct. The wording that we consent to you using in your response to such a request, and to which you hereby agree to use, is as follows:

“Pepper Money Limited engaged an independent third party to perform certain agreed-upon procedures under the Australian Auditing Standard on Related Services ASRS 4400 Agreed-Upon Procedures Engagements (“AUPs”). The procedures included comparing certain information on the loan documentation to the information in the loan data file and the information in the loan system. Pepper Money Limited received and reviewed the report of factual findings in relation to the AUPs as part of our overall evaluation of the accuracy of stated details regarding the loans in the pool.”

Deloitte refers to one or more of Deloitte Touche Tohmatsu Limited (“DTTL”), its global network of member firms, and their related entities (collectively, the “Deloitte organisation”). DTTL (also referred to as “Deloitte Global”) and each of its member firms and related entities are legally separate and independent entities, which cannot obligate or bind each other in respect of third parties. DTTL and each DTTL member firm and related entity is liable only for its own acts and omissions, and not those of each other. DTTL does not provide services to clients. Please see www.deloitte.com/about to learn more.

Liability limited by a scheme approved under Professional Standards Legislation.

Member of Deloitte Asia Pacific Limited and the Deloitte organisation.

© 2022 Deloitte Touche Tohmatsu.

Please contact us if you wish to propose any changes to this wording.

Responsibilities of Management of Pepper Money Limited

You have acknowledged that the agreed-upon procedures are appropriate for the purpose of the engagement.

You are responsible for the subject matter on which the agreed-upon procedures are performed.

Practitioner’s Responsibilities

We have conducted the agreed-upon procedures engagement in accordance with the Australian Standard on Related Services ASRS 4400 Agreed-Upon Procedures Engagements.

An agreed-upon procedures engagement involves us performing the procedures that have been agreed with you, and reporting the findings, which are the factual results of the agreed-upon procedures performed. We make no representation regarding the appropriateness of the agreed-upon procedures. This agreed-upon procedures engagement is not an assurance engagement. Accordingly, we do not express an opinion or an assurance conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

Professional Ethics and Quality Control

We have complied with the relevant ethical requirements of the Accounting Professional & Ethical Standards Board Code of Ethics for Professional Accountants (including Independence Standards) (the Code), including the fundamental principle of objectivity. As we provide Audit Services to Pepper Money Limited, we also comply with the independence requirements in Part 4A of the Code.

Our firm applies Australian Standard on Quality Control ASQC 1 Quality Control for Firms that Perform Audits and Reviews of Financial Reports, and Other Assurance Engagements and Related Services Engagements, and accordingly, maintains a comprehensive system of quality control including documented policies and procedures regarding compliance with ethical requirements, professional standards and applicable legal and regulatory requirements.

Procedures and Findings

We have performed the procedures which were agreed with you on the proposed securitisation of a pool of residential mortgage loans into the Pepper Residential Securities Trust No. 33. The procedures performed and the findings obtained are set out in Appendix 1 of this Report.

DELOITTE TOUCHE TOHMATSU

Heather Baister

Partner

Chartered Accountants

Sydney, 1 June 2022

Appendix 1 of Agreed Upon Procedures Report —Findings

The procedures we performed were divided into four parts, A to D.

For procedures A to D, we perform the following procedures in respect of a randomly selected sample of loans from the pool cut dated 31 March 2022 (Pool Cut date), provided by the Issuer on 19 April 2022 (“the Pool”).

At your request, the sample size was 153 loans, randomly selected, with an additional 20 loans to cover any selected loans which discharged between the Pool Cut date and the time of testing. As agreed with you, we have tested all of the 173 loans selected (“the Sample”).

The procedures were performed using scanned versions, photocopies or screen shots of the relevant documents or relevant screen shots from Pepper’s Origination and Servicing System (“Jackson”) as provided by you. We will not test or verify the authenticity, accuracy or completeness of these documents or files.

See Appendix 2 for listing of the Sample.

PART A – Pool Procedures

For each loan file in the Sample, we agreed the following electronic data fields in the Pool to the source documentation described below.

Field Per Pool	Source Document *	Findings
A.1 Original Balance	Loan Agreement or Solicitors Certificate if fees are capitalised into the loan balance.	No exceptions noted.
A.2 Term	Loan Agreement	No exceptions noted.
A.3 Maturity Date	Loan Agreement	No exceptions noted.
Variances in maturity date between the Pool and the Loan Agreement of up to 5 business days will not be reported as an exception.

A.4 Valuation	Valuation Report, Contract of Sale (if sale price is less than valuation report) and Building Quote, if applicable[1].	Three exceptions noted.
		Sample	Per Pool Data	Per Source Documents
		#99	$550,000	$570,000
		#133	$420,000	-
		#173	$330,000	$300,000

A.5 Security Type[2]	Valuation Report	No exceptions noted.
• Residential House • Unit • Duplex • Vacant Land
A.6 Security Property Postcode	Valuation Report	No exceptions noted.
A.7 State	Valuation Report	No exceptions noted.
A.8 Settlement Date	Solicitor’s Certificate	No exceptions noted.

Variances in settlement date between the Pool and the Solicitor's Certificate of up to 5 business days will not be reported as an exception.

A.9 Documentation Level • Full doc • Alt doc • Low doc	Loan Application, NextGen or Sage system screen shot	No exceptions noted.
A.10 Borrower Employment Status[3]	Loan Application.	No exceptions noted.

If the Borrower Employment Status does not agree to the Loan Application, and there are two borrowers securing the loan, agree the Borrower Employment Status to the Co-applicant Loan Application. If application field is blank, agree to income evidence as noted in Part D.

1 If the valuation is for land with an improvement, the value of the security as per the Pool will be determined by adding the price of land to the tender price or agree to the cost of the proposed improvement.

2 Townhouse, villa and terrace are considered by the Issuer as duplex; apartment is considered by the Issuer as unit; dwelling is considered by the Issuer as either house, unit or duplex.

3 Contractors are mapped as casual employment status by the Issuer.

Field Per Pool	Source Document *	Findings
If the duration of the borrower employment status is rounded in the Loan Application, agree to the information available in NextGen or Sage.

If the Loan Application states that the Borrower is a Contractor, agree the employment type as per the data pool to the income evidence in procedures D.1 to D.4.
A.11 Occupancy Type	Loan Application or Acknowledgement of Addition or Substitution of Security Document	No exceptions noted.
A.12 Interest Only Period Length (this procedure will be performed for Interest Only loans that have interest only period greater than 0 as stated in the Pool)	Loan Application or Loan Variation Document	No exceptions noted.
A.13 Regulated by UCCC/ NCC	Loan Application or Loan Agreement	No exceptions noted.

*Loan Agreement includes any letters of variation or conversion notices noted in the file.

PART B — Eligibility Criteria Procedures

For each loan in the Sample, we performed the following procedures:

Procedures	Findings
B. 1 Inspect that a Certificate of Title or Registration Confirmation Statement (if applicable) is retained on the security packet or available electronically. If no Certificate of Title or Registration Confirmation Statement is available, observe that the loan is discharged as noted on Jackson and request a title search from Pepper and confirm by inspection that a mortgage to Pepper Finance Corporation Limited is stated in the title search.	No exceptions noted.
B.2 Agree for each loan, days in arrears per “Current Delinquency Status” (as evidenced in the Pool) agrees to the arrears report from Jackson as at 31 March 2022, provided by the Issuer on 18 May 2022.	No exceptions noted.
B.3 Compare that the Current Balance per the Pool agrees to the loan balance as at 31 March 2022 per Jackson system screen shot minus any backdated transactions noted in Jackson as at the date of the screen shot. Note any differences.	No exceptions noted.

B.4 If the loan is an ex-Construction loan as evidenced in the pool under “Loan Purpose”, recalculate Current LVR by dividing Current Consolidated Balance by the Independent Property Valuation as evidenced in the pool.

If the loan is not an ex-Construction loan and is marked “Y” under “Favourable Purchase” as evidenced in the Pool, use the higher of the Independent Property Valuation or Total Security Value (all as stated in the Pool). If the loan is not an ex-Construction loan and is marked “N” under “Favourable Purchase” as evidenced in the Pool, use the Total Security Value as stated in the Pool.

Compare the recalculated Current LVR with the Current LVR noted in the Pool and note any differences.

No exceptions noted.
B.5 If a Loan is a self-certified product (“Alt doc”/”Low doc”) per the Pool, agree that a Declaration of Financial Status has been completed and signed by Borrower(s) who is/are self-certifying their stated net income based on the income noted in the serviceability calculator and the available income verification documentation.	One exception noted. • Sample #133: Document unable to be provided
B.6 Observe that the loan amount is not greater than $2,500,000.	No exceptions noted.
B.7 Inspect that for each borrower a credit report was on the security packet.	One exception noted. • Sample #133: Document unable to be provided

PART C — Valuation Procedures

For each loan in the Sample, we performed the following procedures:

Procedures	Findings
C.1 For sampled loans with settlement date after 1 May 2015 as evidenced in the Pool, inspect a valuation report was on file from an approved Panel Valuer. Pepper will provide a list of approved Valuers to Deloitte.[4]	No exceptions noted.
C.2. For all sampled loans, inspect that a valuation report was on file and is not more than 3 months old at the date of settlement of the loan as evidenced in the Pool. If the valuation report is greater than 3 months old inspect that the required approval is recorded in the notes tab on NextGen or Sage. Approval must be given by a team leader or manager in accordance with Pepper’s credit policies.	Two exceptions noted. • Sample #141: valuation report is 98 days before settlement date and no approval was provided. • Sample #133: Document unable to be provided

C.3. For all sampled loans, inspect that the valuation report is provided in a standard Australian Property Institute (API) format which includes the following 4 5:

•  Market value ‘as is’ or ‘as if complete’

•  Rental Value

•  Replacement Insurance Value

•  Evidence of 3 recent sales

One exception noted. • Sample #133: Document unable to be provided
C.4. For all sampled loans, inspect that the Valuer’s declaration included in the valuation report, states that the property was inspected by the appraiser.[4]	One exception noted. • Sample #133: Document unable to be provided
C.5. For all sampled loans, inspect that the Valuer’s qualifications or registration number is stated in the valuation report.[4]	One exception noted. • Sample #133: Document unable to be provided
C.6 Inspect that construction has been completed for ex-construction loans by observing that the building has a Building Insurance Certificate or Completion or Occupancy Certificate.[6]	No exceptions noted.

4 This procedure is not applicable for valuation reports under the Automated Valuation Model (AVMs).

5 If the valuation is for ”Vacant Land” as per Property Type in the Pool, “Rental Value” and “Replacement Insurance Value” have not been sighted.

6 This procedure is not applicable if the Property Type as per the Pool is “Vacant Land”.

PART D — Income Verification Procedures

For each sampled loan with the below documentation levels and employment status, we sighted the income evidence noted below on the NextGen or Sage system. We do not verify the amounts used in the serviceability calculator:

Procedures	Documentation Level	Borrower Employment Status	Source Documents	Findings
D.1	“Full Doc” per the field Documentation Level in the Pool	“Full Time”/ “Part Time”/ “Casual” employed applicant per field Borrower Employment Status in the Pool

1.     Where a loan is a prime loan per the field Prime / NC (Internal Only) in the Pool, 2 consecutive payslips with the most recent dated within 4 weeks of the application date or interview date as evidenced on the payslip and loan application. Where a loan is Non-  Conforming loan per the  field Prime / NC (Internal Only) in the Pool, 2 payslips with the most recent dated within 4 weeks of the application date or interview date as evidenced on the payslip and loan application and

No exceptions noted.
2. One of the following:
• A Group Certificate / PAYG payment summary
• A Taxation Return
• A Tax Assessment Notice
• Employer’s Letter confirming annual salary dated within 4 weeks of application date or evidence of the last 3 months salary credits into a bank account in the applicant’s name.

Deviations to the above outlined required income evidence are not reported as an exception if the deviation is approved in accordance with the Delegated Credit Authority or the Exceptions clause contained within the Pepper credit policies.

This procedure is not applicable if the borrower is a Pepper employee.

Procedures	Documentation Level	Borrower Employment Status	Source Documents	Findings
D.2	“Full Doc” per the field Documentation Level in the Pool	“Self- employed” applicant per field Borrower Employment Status in the Pool	• Tax returns and tax assessment notices for 2 years, or • Financial statements for 2 years	No exceptions noted.
D.3	“Alt Doc” per the field Documentation Level in the Pool	“Self- employed”/ “Full time”/ “Part Time” / “Casual” applicant per field Borrower Employment Status in the Pool

1.     Declaration of financial position, and

2.     One of the following for Non-Conforming per the field Prime ! NC (Internal Only) in the Pool or 2 of the following for Prime per the field Prime ! NC (Internal Only) in the Pool loans as evidenced in the Pool:

•     Business activity statements for the last 6 months prior to the application date, or

•     Business bank statements for the last 6 months prior to the application date, or

•     Pepper Accountant’s letter.

No exceptions noted.
D.4	“Low Doc” per the field Documentation Level in the Pool	Any	The applicant’s declaration of income can be sighted on the NextGen or Sage system and the settlement date as noted in Procedure A.8 is prior to October 2009.	One exception noted. • Sample #133: Document unable to be provided

For procedures D.5-D.8, where an applicant has the following types of income noted in the Loan Serviceability Assessment on NextGen or Sage, sight the following income evidence on NextGen or Sage. We do not verify the amounts used in the serviceability calculator:

Procedures	Income type	Source Documents	Findings
D.5	Rental-based income noted on NextGen or Sage (other than rental income noted for the property being financed)

One of following:

•     Rental opinion from a real estate agent in the form of a letter for new purchases, or

•     Rental statement from the managing agent for properties already tenanted as noted on the rental statement, or

•     Copy of current lease or tenancy agreement for properties already tenanted as noted on the current lease or tenancy agreement with bank statements showing rental deposits for private agreements, or

•     A taxation return showing declared income, or

•     Rental opinion from a Pepper approved Panel Valuer in the form of a valuation addressed to Pepper Finance Corporation Ltd or Pepper Home Loans

No exceptions noted.
D.6	Court Order mandating that the applicant receive maintenance payments as noted in NextGen or Sage

•     Proof of receipt of maintenance for a continuous period of at least 3 months by way of bank statements or a child support agency statement, or

•     Child Support Agency letter to confirm the maintenance agreement dated within 6 weeks of application date as per loan application.

No exceptions noted.
D.7	Superannuation Pension or Annuity as noted on NextGen or Sage	Agree that copies of statements from the source of pension or annuity and are dated within 6 weeks of application date as per loan application.	No exceptions noted.
D.8	Centrelink Pension as noted on NextGen or Sage	Agree that the evidence of a letter from Centrelink verifying pension details.	No exceptions noted.

Appendix 2 of Agreed Upon Procedures Report — List of Sampled Loans

#	Masque Split ID	#	Masque Split ID	#	Masque Split ID
1	DL-3-25347142590931.1	54	DL-3-25234637463917.1	107	DL-6-24268123432788.1
2	DL-6-24325357961244.1	55	DL-3-25164937992639.1	108	DL-3-25331992274575.1
3	DL-6-24382472249094.1	56	DL-3-25312373015696.1	109	DL-3-24263894971477.1
4	DL-3-25364076476276.1	57	DL-3-25175940008088.1	110	DL-3-25294356964897.1
5	DL-3-25359667654056.1	58	DL-3-25338144585582.1	111	DL-6-24244716594820.1
6	DL-3-25337403101845.1	59	DL-6-24379225752732.1	112	DL-3-25328705698011.1
7	DL-3-25354058429786.2	60	DL-3-24211089305342.1	113	DL-3-25236741674522.1
8	DL-3-25323896073771.1	61	DL-3-25317102479532.1	114	DL-3-25323936153973.1
9	DL-3-24333734723462.1	62	DL-3-25124717509932.1	115	DL-3-25356781879512.1
10	DL-3-25305318900144.1	63	DL-6-24324375996295.1	116	DL-3-25308665597011.1
11	DL-3-24837923624521.1	64	DL-6-24377001301521.1	117	DL-3-25356220756684.1
12	DL-3-25159607325773.1	65	DL-3-25303475210852.1	118	DL-3-25221491157661.1
13	DL-3-25303094448933.1	66	DL-3-25228465112809.1	119	DL-3-25294898047624.1
14	DL-3-25347523352850.1	67	DL-3-24931611096696.1	120	DL-6-24279726651267.1
15	DL-3-25351811934464.1	68	DL-3-25310849968020.1	121	DL-3-24324235715588.1
16	DL-6-24364355997790.1	69	DL-3-25319527331753.1	122	DL-3-24369129549848.3
17	DL-6-24355297872138.1	70	DL-3-25342833969216.1	123	DL-3-25341551402752.1
18	DL-3-25302793847418.1	71	DL-3-25323114509832.1	124	DL-3-25330389066495.1
19	DL-3-24349907084969.1	72	DL-3-24353193661533.1	125	DL-6-24205638397870.1
20	DL-6-24362792869912.1	D 73	DL-6-24378867034924.2	126	DL-3-25091410862070.1
21	DL-3-25270368964000.1	74	DL-3-25314797867917.1	127	DL-3-25347062430527.1
22	DL-3-25229366917354.1	75	DL-3-25240048291187.1	128	DL-3-24995559058987.1
D 23	DL-3-25024238447528.2	76	DL-3-25297924102875.1	129	DL-3-25257543299360.1
24	DL-3-25336302900300.2	77	DL-3-25310689647212.1	130	DL-3-25362052426075.1
25	DL-3-24344736738911.1	78	DL-3-25342553407802.1	131	DL-3-25349028364435.2
26	DL-3-25340549397702.1	79	DL-3-24174155399199.1	132	DL-6-24318925088823.1
27	DL-6-24377241782733.1	80	DL-3-25297503260754.1	E 133	DL-1-497255026113.0
28	DL-3-25222633443418.1	81	DL-3-25355739794260.1	134	DL-3-25327363011244.1
29	DL-3-25355679673957.1	82	DL-3-25354417147594.1	135	DL-3-25309890047182.2
30	DL-3-25325801887376.2	83	DL-3-25358665649006.1	136	DL-3-25262453124105.1
31	DL-3-25338966229723.1	84	DL-3-25315779832866.1	137	DL-3-24313414061048.1
32	DL-3-25343475252448.1	85	DL-3-25350008325374.1	138	DL-6-24338303866490.1
33	DL-3-25147923946890.1	86	DL-3-25348224756385.1	139	DL-3-25332914119221.1
34	DL-3-25338465227198.1	87	DL-3-25330689668010.1	140	DL-6-24347682633758.1
35	DL-3-25327383051345.1	88	DL-3-25335839973967.1	E 141	DL-6-24368544378899.1
36	DL-3-25359467253046.1	89	DL-3-25329767823364.1	142	DL-3-25305539341255.1
37	DL-3-25345980265073.1	90	DL-3-25121811695287.1	143	DL-3-25351150611131.1
38	DL-3-25346962230022.1	91	DL-3-25318525326703.1	144	DL-3-25302853967721.1
39	DL-3-25321411101247.1	92	DL-3-25293294839544.1	145	DL-3-25269186598041.1
40	DL-3-25334517327301.1	93	DL-3-25230368922404.1	146	DL-3-25340609518005.1
41	DL-3-25322775832125.2	94	DL-3-25324336955993.1	147	DL-3-25335799893765.1
42	DL-3-24748284252748.1	95	DL-3-25352312936989.1	148	DL-3-25246200602194.1
43	DL-3-25343615533155.1	96	DL-3-25139386863864.1	149	DL-3-25311912093373.1
44	DL-3-25292513275605.1	97	DL-3-25236481153209.1	150	DL-3-25259427068854.1
45	DL-3-25298785827218.1	98	DL-3-25337583462754.1	151	DL-3-25292653556312.1
46	DL-3-25314216704988.1	E 99	DL-1-637956575234.0	152	DL-6-24376420138592.1
47	DL-3-25357423162744.1	100	DL-3-25346761829012.1	153	DL-3-25300308874894.1
48	DL-3-25334657608008.1	101	DL-6-24342031325276.1	154	DL-3-25230208601596.1
49	DL-3-25349447202546.1	102	DL-3-25324056394579.1	155	DL-3-25255198607543.1
50	DL-3-25174499124826.2	103	DL-3-25270028282283.1	156	DL-6-24377722745157.1
51	DL-3-25336000294775.1	104	DL-3-25350369047192.1	157	DL-3-25263435089054.1
52	DL-3-25142813721135.1	105	DL-3-25294557365907.1	158	DL-3-25351771854262.1
53	DL-3-25335198690735.1	106	DL-3-25340990279924.1	159	DL-3-25191932008686.1

160	DL-3-25192613372120.1	165	DL-6-24256239652895.1	170	DL-3-25355038390725.1
161	DL-3-25224938055033.1	166	DL-3-25356823963724.2	171	DL-3-25350829969515.1
162	DL-3-25201210575449.1	167	DL-3-25320930138823.1	172	DL-3-25350569448202.1
163	DL-3-25136501089320.1	168	DL-3-25332813918716.1	E 173	DL-3-25318886048521.1
164	DL-3-25360409137793.1	169	DL-3-25260829875924.1

E	Exception noted
D	Loan discharged